Summary Of Estimated Fair Value Of Available-For-Sale Debt Investments (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Investments, Debt and Equity Securities [Abstract]
Due in 1 year	¥ 0	$ 0	¥ 505
Due in 1 year through 5 years	1,587	244	10
Due in 5 year through 10 years	0	0	1,486
Not due at a single maturity date	1,020	156	1,969
Total	¥ 2,607	$ 400	¥ 3,970